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                                                                   Exhibit 10.12

                                CONTRACT NO. D5/3

Moscow                                                            March 15, 1996

      ZAO [Private Joint-Stock Company] Rustelnet, hereafter called "Rustelnet," represented by its general director, S. Ye. Obel'chenko, acting on the basis of the Bylaws, party of the first part, and ZAO Corbina Telecommunications, hereafter called "the DISTRIBUTOR," represented by its general director, M.Y. Saydenfel'd, acting on the basis of the Bylaws, party of the second part, have concluded this contract as follows:

                       1. SUBJECT MATTER OF THE CONTRACT

      Rustelnet hereby designates ZAO Corbina Telecommunications to be its DISTRIBUTOR in providing communications services on the territory of the Russian Federation [RF].

                        2. THE DISTRIBUTOR'S OBLIGATIONS

      2.1 The DISTRIBUTOR hereby assumes the following obligations:

      - - to conclude Contracts with customers in its own name to provide them communications services, clearing with Rustelnet the date when service will begin under each Contract;

      - -   to see that communications services are provided.

      2.2 The DISTRIBUTOR hereby assumes the following obligations:

      - -   to build up in his account money collected from customers;

      - - to settle with Rustelnet twice a month on the basis of bills Rustelnet presents for communications services.

                          3. OBLIGATIONS OF RUSTELNET

      3.1 Rustelnet shall provide the DISTRIBUTOR a list of communications services (Appendix A) and the wholesale rates of those services, which shall be established in Protocols which constitute an inseparable part of this Contract.

      3.2 Rustelnet must provide the DISTRIBUTOR timely information about a change in the list of communications services provided and wholesale rates for those services.


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      In this case, Rustelnet shall give the DISTRIBUTOR written notice of the changes indicated above 30 working days before the change takes effect.

      3.3 Rustelnet shall see that customers obtained by the DISTRIBUTOR are provided communications services 7 days a week and 24 hours a day.

      3.4 Rustelnet shall provide the DISTRIBUTOR billing data on the volume of communications services furnished him, and on that basis the DISTRIBUTOR shall generate bills and present them to customers.

                            4. SETTLEMENT PROCEDURE

      4.1 Twice a month (on the 1st and 16th) the DISTRIBUTOR shall credit to Rustelnet's account all proceeds obtained from his customers in keeping with the billing data and wholesale rates the Parties have agreed on and on the basis of bills Rustelnet has presented.

      The funds shall be credited to Rustelnet's account no later than 10 working days after the bills have been received from Rustelnet. Adjustments to billing data mutually agreed to shall be taken into account when the next bills are paid.

      If the bills are not paid on time, penalties shall be charged at the rate of 0.5% of the unpaid amount for each day of delinquency, but not to exceed 25% of the entire amount.

      Should there be a delay in payment of Rustelnet's bills, on the basis of its assessment of the commercial risk it reserve the right to terminate the supply of communications services without prior notices.

                               5. CONFIDENTIALITY

      5.1 Confidential information may become known to the Parties during performance of this Contract.

      The Parties agree that information classified as confidential by one of the Parties shall not be divulged by the other Party to any third Party without written permission of the Party furnishing such information.

                            6. LIFE OF THE CONTRACT

      6.1 This Contract shall take effect on the date it is signed by both Parties and shall remain in effect for 1 (one) year. The Contract may be canceled unilaterally upon full mutual settlement of the Parties if written notice is given 2 months before the date of the cancellation.


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      6.2 The Contract shall be considered performed when settlement between the
Parties has been completed.

                              7. OTHER CONDITIONS

      7.1 The signing, validity, and performance of the Contract shall be treated in conformity with the laws of the Russian Federation.

      7.2 Supplements or amendments to the Contract shall take effect and shall be binding on the Parties if they have been drawn up in writing and signed by the General Directors or authorized individuals representing the interests of the Parties on the basis of powers of attorney signed by the chief executives of the Parties.

      7.3 The Contract shall be extended automatically if neither of the Parties takes action to cancel it under 6.1.

                                8. FORCE MAJEURE

      8.1 Neither Rustelnet nor the DISTRIBUTOR shall be responsible for a delay in performing their respective obligations or their nonperformance under this Contract as a consequence of any event customarily classified as force majeure, including, but not limited to, natural disasters, the actions of some government agency (de jure or de facto), disruption of law and order, embargo, strike, or any other circumstances of a similar or different nature which are beyond the control of the Parties and which prevent the Parties from performing some of their obligations under this Contract. The Parties shall notify one another of the circumstances of force majeure. As of the date of the notice the Party giving notice may cease or postpone performance of its obligations for the period performance is prevented by the circumstances of force majeure, and in this case the notifying Party shall not be liable to the other Party or its customers.

                                  9. DISPUTES

      9.1 The Parties agree to resolve all disagreements and disputes that arise through negotiation. The Parties agree to follow prearbitration procedure for settlement of disputes previously envisaged by the Regulation on Grievance Procedure for Settlement of Disputes, approved by Decree of the RF Supreme Soviet on June 24, 1992. If agreement is not reached in prearbitration procedure, the Parties (or one of them) shall have the right to appeal to the Arbitration Court of the city of Moscow.


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           10. LEGAL ADDRESSES AND BANKING PARTICULARS OF THE PARTIES

Rustelnet                                             Corbina Telecommunications
No. 32a Leninskiy Prospekt                            No. 30, Ryazanskoye Shosse
Moscow 117334                                           Suite 707, Moscow 109428
INN 7736145390                                                    INN 7729158574

Settlement account:  110467937                     Settlement account:  18467413
Commercial Bank MOSTBANK                                   Commercial Bank Arbat
MFO 997168, Section 8s                                    MFO 996705, Section 8N

      This Contract has been signed in two copies, one for each of the Parties. The two copies have equal legal force.

For Rustelnet                                                For the DISTRIBUTOR

General director                                                General director
S. Ye. Obel'chenko [signed]                           M. Y. Saydenfel'd [signed]

[Stamp] Rustelnet                                                [Stamp] Corbina
                                                              Telecommunications
                                                      Public Joint-Stock Company
                                                                          Moscow


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                                                                      APPENDIX A

                                                            TO CONTRACT NO. D5/3
                                                            DATED MARCH 15, 1996

                         LIST OF COMMUNICATIONS SERVICES
                  PROVIDED TO THE DISTRIBUTOR FOR DISTRIBUTION

      1. Automatic and operator-assisted communications with payment for services by means of prepayment cards, telephone cards, and bank credit cards.

      2. Automatic connection with password access.

      3. Operator-assisted semiautomatic communications.

      4. Automatic communications in which the customer is connected over a separate line and given a Moscow number (at the customer's request).

For Rustelnet                                                For the DISTRIBUTOR

General director                                                General director
S. Ye. Obel'chenko [signed]                           M. Y. Saydenfel'd [signed]

[Stamp] Rustelnet                                                [Stamp] Corbina
                                                              Telecommunications
                                                      Public Joint-Stock Company
                                                                          Moscow


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